UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
May 20, 2010
Date of Report (Date of earliest event reported)
CARDIAC SCIENCE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51512	94-3300396

(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

3303 Monte Villa Parkway, Bothell, Washington	98021

(Address of Principal Executive Offices)	(Zip Code)
(425) 402-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
     The annual meeting of stockholders of Cardiac Science Corporation (the “Company”) was held on May 20, 2010 (the “2010 Annual Meeting”). At the 2010 Annual Meeting, the Company’s stockholders re-elected the two directors that were on the ballot and ratified the appointment of KPMG, LLP as the Company’s independent registered public accounting firm. The results of the voting were as follows:
(1)	Election of two directors nominated by the Company’s board of directors into Class II of the Company’s board of directors to serve until the 2013 Annual Meeting of Stockholders

Nominee	For	Withheld	Abstain or Broker Non-Votes

R. Naumann-Etienne	6,049,491	4,792,661	3,595,849
Ronald A. Andrews	10,648,572	193,580	3,595,849
(2)	Ratification of the appointment of KPMG, LLP as the Company’s independent registered public accounting firm

For	Against	Abstain

14,347,810	72,711	17,480

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CARDIAC SCIENCE CORPORATION
By:	/s/ Michael K. Matysik
Michael K. Matysik
Senior Vice President, Chief Financial Officer and Secretary

Dated: May 24, 2010